SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): August 11, 2004

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

           New York                      000-6620                16-0928561
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(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

       6635 Kirkville Road, East Syracuse, New York                 13057
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        (Address of Principal Executive Offices)                  (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATIONS FD DISCLOSURE

On August 11, 2004, Anaren, Inc. (the "Company") issued a press release announcing that its Board of Directors had increased the authorization of its share repurchase program. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press Release of Anaren, Inc. dated August 11, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ANAREN, INC.

Date: August 11, 2004                          By: /s/ Lawrence A. Sala
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                                                   Lawrence A. Sala
                                                   President and
                                                   Chief Executive Officer